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                                                                  EXHIBIT 10.10




THE PARTIES ACKNOWLEDGE THAT THIS SUBSCRIPTION AGREEMENT AND THE SHARES BEING SOLD HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR SECURITIES LAWS OF ANY STATE AND THIS TRANSACTION IS BEING CONDUCTED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THE SHARES HAVE NOT BEEN FILED WITH, PASSED UPON, NOR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY.

                             SUBSCRIPTION AGREEMENT

         SUBSCRIPTION AGREEMENT, dated this 4th day of June, 1996, by and among Vision 21, Inc., a Florida corporation with its principal place of business located at 7209 Bryan Dairy Road, Largo, Florida 34647 ("Corporation"), Theodore N. Gillette, located at 7209 Bryan Dairy Road, Largo, Florida 34647 ("Gillette"), and Peter J. Fontaine located at Post Office Box 8080, Lakeland, Florida 33801 ("Purchaser").

         WHEREAS Purchaser desires to purchase from Corporation, and Corporation desires to sell to Purchaser, shares of the Corporation's Common Stock equal to ten percent of the Common Stock outstanding on the date hereof (the "Shares"), upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

         1. Purchaser hereby agrees to pay to the Corporation for the Shares a total consideration equal to (i) the payment of Seven Hundred Fifty Thousand Dollars ($750,000), which is being paid by wire transfer of immediately available funds to an account designated by the Corporation simultaneously with the execution of this Agreement, and (ii) the transfer of his shares of common stock of Vision 21 Managed Eyecare of Tampa Bay, Inc., recently acquired for a purchase price of Two Hundred Fifty Thousand Dollars ($250,000.00), at the time of the reorganization described in paragraph 4(a). In consideration of such payment and the contribution of such shares, simultaneously with execution of this Agreement the Corporation shall deliver to Purchaser stock certificate number C2 representing Five Hundred Seventy-Eight, Eight Hundred Nineteen Thousand (578,819) Shares and an opinion of its legal counsel in the form annexed hereto.

         2. Purchaser acknowledges, represents and warrants to the Corporation that:

                 a. The Shares are being purchased by him in his own name solely for his own beneficial interest, and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization;

                 b. He is in a financial position to hold the Shares for an indefinite period of time, is able to bear the economic risk of an investment in the Shares and may withstand a complete loss of his investment in the Shares;

                 c. He is an "accredited investor" within the meaning of the Act and has had significant prior investment experience, including investment in non-listed securities;





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                 d.       Either alone or together with the assistance of his
own professional advisor or advisors, he has the knowledge and experience in business and financial matters that make him capable of reading and interpreting financial statements of and concerning the Corporation and of evaluating the merits and risks of an investment in the Shares;

                 e. He has obtained, to the extent he deems necessary, his own personal professional advice with respect to the risks inherent in an investment in the Shares and the suitability of an investment in the Shares in light of his financial condition and investment needs;

                 f. He understands that an investment in the Shares is highly speculative but he believes that an investment in the Shares is suitable for him based upon his investment objectives and financial needs, and he has adequate means for providing for his current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Shares;

                 g. He has been given access to full and complete information regarding the Corporation and has utilized that access to his satisfaction for the purpose of obtaining information concerning the Corporation, an investment in the Shares and the terms and conditions of this offering of the Shares, and has either attended or been given reasonable opportunity to attend a meeting with representatives of the Corporation for the purpose of asking questions of, and receiving answers from, these representatives concerning the Corporation, an investment in the Shares and the terms and conditions of this offering of the Shares, and for the purpose of obtaining any additional information to the extent reasonably available that is necessary to verify the information provided;

                 h. He recognizes that an investment in the Shares involves a high degree of risk including, but not limited to, the risk of economic loss from the operations of the Corporation due to the limited operation history of the Corporation and its past limited profitability, he fully understands the Corporation's business and risks associated therewith and has the financial ability to undertake these risks;

                 i. He realizes that (i) the purchase of the Shares is a long-term investment; (ii) he must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Act or the securities laws of any state, and, therefore, cannot be sold unless they are subsequently registered under these laws or exemptions from registrations are available; (iii) there presently is no public market for the Shares (nor any assurances that a public market will ever develop) and he may not be able to liquidate his investment in the Shares in the event of an emergency or pledge the Shares as collateral for loans; and (iv) the transferability of the Shares is restricted and (A) requires the written consent of the Corporation, (B) requires conformity with the restrictions set forth below, and (C) will be further restricted by legends placed on the certificate or certificates representing the Shares referring to the applicable restrictions on transferability and by stop transfer orders or notations on the Corporation's records referring to the restrictions on transferability. In this connection, Purchaser consents to the placement of the following restrictive legend on the certificate(s) representing the Shares:

                 "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY





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                 APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL
                 SATISFACTORY IN FORM AND SUBSTANCE TO COUNSEL FOR THE CORPORATION THAT THE TRANSACTION WILL NOT RESULT IN A VIOLATION OF FEDERAL OR STATE SECURITIES LAWS."

                 j. He realizes that the Shares do not carry any preemptive rights and will be subject to certain restrictions on transfer to be set forth in a Shareholders' Agreement to be entered into among the shareholders of the Corporation on mutually acceptable terms.

                 k. He certifies, under the penalties of perjury, that he is NOT subject to the backup withholding provisions of Section 3406(a)(1)(c) of the Internal Revenue Code of 1986. (NOTE: you are subject to backup withholding if (i) you fail to furnish your Social Security number or taxpayer identification number in this subscription; (ii) the Internal Revenue Service notifies the Corporation that you furnished an incorrect Social Security number or taxpayer identification number; (iii) you are notified that you are subject to backup withholding; or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security number or taxpayer identification number);

                 l. He agrees to execute normal and customary lockup agreements in the event such agreements are required or requested pursuant to an underwritten public offering of the Corporation's securities; and

                 m. He agrees to indemnify and hold the Corporation harmless from and against any claim, liability, cost or expense, including reasonable attorneys' fees, arising from any alleged unlawful sale or offer to sell or transfer any of the Shares.

         3. Purchaser has been advised that the Shares have not been registered under the Act or applicable state securities laws, that the Shares are being offered and sold pursuant to exemptions from the registration requirements of these laws, and that the reliance of the Corporation on these exemptions is predicated in part on his representations to the Corporation contained in this Agreement. Purchaser represents and warrants that the Shares are being purchased for his own account for investment and without the intention of reselling or redistributing the Shares, that he has not made any agreement with any other person or entity regarding any of the Shares, and that his financial condition is such that it is not likely that it will be necessary for him to dispose of the Shares in the foreseeable future. Purchaser is aware that, in the view of the Securities and Exchange Commission, a purchase of the Shares with an intent to resell the Shares by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Corporation or its business, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged as security, would represent an intent that is inconsistent with the representations set forth above. Purchaser further represents and agrees that if, contrary to his above stated intentions, he later should desire to dispose of or transfer any of the Shares in any manner, he will not do so without first obtaining (i) an opinion of independent counsel reasonably satisfactory to the Corporation to the effect that the proposed disposition or transfer lawfully can be made without registration of the Shares pursuant to the Act and applicable state securities laws, or (ii) such registration (it being expressly understood that the Corporation will have no obligation to register the securities for this purpose).





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         4.      The Corporation and Gillette jointly represent and warrant to
Purchaser as follows:

                 a. The Corporation is duly organized, existing and in good standing under the laws of the State of Florida with the requisite corporate power and authority to conduct its business as currently being conducted. Upon the reorganization of its affiliated companies (which is anticipated to be completed by July 1, 1996 and which will be completed no later than December 31, 1996) (the "Reorganization") the Corporation will own all of the issued and outstanding shares of capital stock of Vision 21 Physician Practice Management Company, Inc. and Vision 21 Managed Eyecare, Inc. (collectively, the "Subsidiaries"). The Subsidiaries are duly organized, existing and in good standing in their respective jurisdictions of incorporation with the requisite corporate power and authority to conduct their respective business as currently being conducted;

                 b. The Corporation has an authorized capitalization of 20,000,000 shares consisting of 10,000,000 shares of common stock, par value $.001 per share, and 10,000,000 shares of preferred stock, par value $.001 per share. Upon the Reorganization 5,465,673 shares of common stock will be issued and outstanding. No shares of preferred stock are issued and outstanding on the date hereof and no such shares will be issued and outstanding upon the Reorganization. The Shares have been duly authorized and validly issued, and are fully paid, non-assessable and free and clear of any and all liens and encumbrances;

                 c. The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action, constitutes the legal, valid and binding obligation of the Corporation, enforceable against it in accordance with its terms, subject to any bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies, and does not conflict with or create an event of default under any other agreement to which the Corporation is bound;

                 d. The Corporation and the Subsidiaries have all licenses, permits and other governmental approvals necessary to conduct their business as currently being conducted;

                 e. The Combined Financial Statement at March 31, 1996, a copy of which has been delivered to and reviewed by Purchaser, fairly presents the financial condition and discloses all material liabilities of the Corporation, the Subsidiaries and related entities as at the date indicated therein and there has not been any material adverse change in the financial condition or material liabilities of the Corporation, the Subsidiaries and related entities since March 31, 1996;

                 f. As of the date hereof the Corporation and the Subsidiaries (i) have paid all material federal, state and local taxes currently due and owing by them; (ii) are not engaged in any action, suit, proceeding at law or in equity with any person or entity which, if adversely determined, would have a material adverse effect on them; (iii) are not the subject of any unfair labor practice, discrimination or other employee grievance or complaint; and (iv) own all of their respective assets free and clear of all material liens and encumbrances other than those disclosed by UCC searches conducted as of a recent date, copies of which are annexed hereto; and

                 g. The transfer by the Purchaser to the Corporation of the shares of stock described in paragraph 1(ii) of this Agreement at the time of the Reorganization, in part in exchange for the Shares, will qualify for nonrecognition treatment under applicable provisions of the Internal Revenue Code of 1986, as amended.





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         5.      Each of the parties acknowledge that they are aware of the meaning and legal consequences of the representations and warranties contained in this Agreement, and agree to indemnify and hold harmless the other party from and against any and all loss, damage or liability due to or arising out of any material inaccuracy or omission in or a breach of any representation or warranty of such party contained in this Agreement. Each of such representations and warranties shall survive this Agreement.

         6. This Agreement constitutes the entire agreement of the parties hereto with respect to the matters set forth herein and supersedes any prior understanding or agreement, oral or written, with respect thereto. There are no agreements, understandings, restrictions, representations or warranties among the parties except as set forth herein.

         7. The terms and provisions of this Agreement shall be binding upon, and inure to the benefit of the successors, personal representatives, estates, heirs and legatees of the respective parties.

         8. This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

         9. This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of Florida and the venue for the prosecution of any legal action brought hereunder shall be in Polk County, Florida. In the event any party hereto brings an action against the other party on any dispute arising out of this Agreement, the prevailing party in such action shall be entitled to an award of reasonable attorneys' fees and expenses in all proceedings on all levels.

         10.     This Agreement may not be assigned by either party.

         11. THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT IN RELIANCE UPON EXEMPTION PROVISIONS CONTAINED THEREIN. ANY SALE MADE PURSUANT TO SUCH EXEMPTION PROVISIONS IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT. A WITHDRAWAL WITHIN SUCH THREE DAY PERIOD IS WITHOUT FURTHER LIABILITY TO PURCHASER. TO ACCOMPLISH SUCH WITHDRAWAL, PURCHASER NEED ONLY SEND A LETTER OR TELEGRAM TO CORPORATION AT THE ADDRESS SET FORTH IN THIS DOCUMENT, INDICATING INTENTION TO WITHDRAW.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]





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         IN WITNESS WHEREOF, the undersigned have executed this Subscription
Agreement on the date first above written.

                                   "Purchaser"

                                    /s/ Peter J. Fontaine
                                   ----------------------------------------
                                   Peter J. Fontaine


                                   ----------------------------------------
                                   Social Security Number



                                   "Corporation"

                                   Vision 21, Inc.


                                   By: /s/ Theodore N. Gillette
                                      -------------------------------------
                                      Theodore N. Gillette, President



                                   "Gillette" (with respect to Paragraph 4 only)

                                    /s/ Theodore N. Gillette
                                   ----------------------------------------
                                   Theodore N. Gillette, Individually





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